Exhibit 99.1

FOR RELEASE	Contacts:
	(Analysts) Kevin Kalicak	(407) 245-5870
	(Media) Rich Jeffers	(407) 245-4189

DARDEN RESTAURANTS REPORTS STRONG FOURTH QUARTER AND FULL YEAR RESULTS; COMPANY PROVIDES FISCAL 2016 OUTLOOK

ORLANDO, FL (June 23, 2015) - Darden Restaurants, Inc. (NYSE: DRI) today reported financial results for the fourth quarter and fiscal year ended May 31, 2015, which included a 53rd week of operations compared to last year. The company also introduced segment-level sales and profit performance.

Fourth Quarter 2015 Financial Highlights Versus Same Period a Year Ago

•	Total sales from continuing operations increased 13.8% to $1.88 billion

•	Adjusted earnings per diluted share* increased 100% to $1.08

•	On a GAAP basis, earnings per diluted share from continuing operations increased 156% to $0.92

•	Excluding the 53rd week, sales increased 6.3% and adjusted earnings per diluted share* increased approximately 87%

•	Same-restaurant sales** increased 3.8% for the quarter

+3.4% for Olive Garden	+3.2% for Yard House
+5.2% for LongHorn Steakhouse	+3.1% for Seasons 52
+4.4% for The Capital Grille	+1.7% for Bahama Breeze
+5.2% for Eddie V’s

Fiscal Year 2015 Financial Highlights Versus Same Period a Year Ago

•	Total sales from continuing operations increased 7.6% to $6.76 billion

•	Adjusted earnings per diluted share* increased 54% to $2.63

•	On a GAAP basis, earnings per diluted share from continuing operations increased 9% to $1.51

•	Excluding the 53rd week, sales increased 5.6% and adjusted earnings per diluted share* increased 50%

•	Same-restaurant sales** for the year increased 2.4%

+1.3% for Olive Garden	+3.8% for Yard House
+4.4% for LongHorn Steakhouse	+2.3% for Seasons 52
+4.8% for The Capital Grille	+1.8% for Bahama Breeze
+5.4% for Eddie V’s

* See the ‘Fourth Quarter 2015 Adjustments to Earnings Per Share’ section and the reconciliation tables below for more details
** Quarterly and annual same-restaurant sales exclude the impact of the 53rd fiscal week

“We are pleased with our improved performance during the fourth quarter.  The momentum we have built during the second half of the fiscal year gives us confidence that our back-to-basics focus - which is rooted in strong operating fundamentals around food, service and atmosphere - is resonating with our guests,” said CEO Gene Lee.  “We know there is more work to do and still see a lot of opportunity to further strengthen our performance in fiscal 2016.”

Fourth Quarter 2015 Adjustments to Earnings Per Share

•	Reported net earnings per diluted share from continuing operations for the fourth quarter were negatively impacted by approximately -$0.16. This includes approximately:

◦
-7 cents of impairment losses on certain sale leaseback properties that are booked currently (this loss is more than offset by $65 million expected gain on other sale leaseback properties that will be recorded as the transactions close and amortized over the 15-year base term of the related sale leaseback)

◦	-6 cents related to severance and other costs associated with our support reduction efforts

◦	-3 cents of other strategic action costs associated with the evaluation of our real estate portfolio

Fiscal 2015 Segment Highlights Versus Same Period a Year Ago
As of the fourth quarter, the company has begun disclosing business performance in four segments: Olive Garden, LongHorn Steakhouse, Fine Dining (includes The Capital Grille and Eddie V’s) and Other Business. Other Business includes Yard House, Seasons 52, Bahama Breeze, consumer packaged goods, and franchise revenues. Segment profit reflects sales, less costs for food and beverage, restaurant labor, restaurant expenses and marketing expenses.

Fourth Quarter	Sales ($ millions)	% Change	Segment Profit ($ millions)	% Change
Consolidated Darden	$1,878.3	14%
Olive Garden	$1,037.4	12%	$210.3	44%
LongHorn Steakhouse	$438.1	17%	$77.9	23%
Fine Dining	$137.2	15%	$27.5	20%
Other Business	$265.6	16%	$50.2	46%

Annual	Sales ($ millions)	% Change	Segment Profit ($ millions)	% Change
Consolidated Darden	$6,764.0	8%
Olive Garden	$3,789.6	4%	$700.5	8%
LongHorn Steakhouse	$1,544.7	12%	$239.9	17%
Fine Dining	$500.1	13%	$94.9	17%
Other Business	$929.6	14%	$143.9	32%

Fiscal Month U.S. Same-Restaurant Sales Results Versus Same Period a Year Ago

Olive Garden	March	April	May*
Same-Restaurant Sales	5.5%	1.2%	3.0%
Same-Restaurant Traffic	0.6%	-2.4%	-2.7%
Pricing	1.9%	1.9%	1.9%
Menu-mix	3.0%	1.7%	3.8%

LongHorn Steakhouse	March	April	May*
Same-Restaurant Sales	5.1%	5.9%	4.3%
Same-Restaurant Traffic	2.3%	2.3%	1.2%
Pricing	2.5%	1.8%	1.7%
Menu-mix	0.3%	1.8%	1.4%
* Excludes the impact of the 53rd week in fiscal 2015

Fiscal 2016 Financial Outlook
The Company provided expectations for fiscal 2016 operations, which does not include the impact of any fiscal 2016 real estate transactions and related cash and capital structure activities.

•	Same-restaurant sales growth, on a 52-week basis, of 2.0% to 2.5%

•	New unit openings of 18 to 22 restaurants

•	Total inflation of 1.5% to 2.0%

•	Adjusted earnings per diluted share growth of approximately 20% to 25%, on a 52-week basis, resulting in adjusted earnings per diluted share of $3.05 to $3.20

•	Annual tax rate of 21% to 24%

•	Total capital spending of $230 to $255 million

Investor Conference Call
The Company will host a conference call and slide presentation on Tuesday, June 23 at 8:30 am ET to review its recent financial performance and discuss its fiscal 2016 financial outlook. To listen to the call live, please go to http://www.videonewswire.com/event.asp?id=102509 at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot access the Internet, please dial 1-888-469-3011 and enter passcode 5957110. For those who cannot listen to the live broadcast, a replay will be available shortly after the call. In addition, at the conclusion of the call, we will post a supplemental presentation on the Investors section of our website at: www.darden.com that provides more context on our fiscal 2015 results and financial outlook for fiscal 2016.

About Darden
Darden Restaurants, Inc., (NYSE: DRI) owns and operates more than 1,500 restaurants that generate $6.8 billion in annual sales. Headquartered in Orlando, Florida, and employing 150,000 people, Darden is recognized for a culture that rewards caring for and responding to people. Our restaurant brands - Olive Garden, LongHorn Steakhouse, Bahama Breeze, Seasons 52, The Capital Grille, Eddie V’s and Yard House - reflect the rich diversity of those who dine with us. Our brands are built on deep insights into what our guests want. For more information, please visit www.darden.com.

Information about Forward-Looking Statements
Forward-looking statements in this communication regarding our expected earnings performance and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports. These risks and uncertainties include the ability to achieve Darden's strategic plan to enhance shareholder value, food safety and food-borne illness concerns, litigation, unfavorable publicity, risks relating to public policy changes and federal, state and local regulation of our business, labor and insurance costs, technology failures including failure to maintain a secure cyber network, failure to execute a business continuity plan following a disaster, health concerns including virus outbreaks, intense competition, failure to drive sales growth, our plans to expand our smaller brands Bahama Breeze, Seasons 52 and Eddie V's, higher-than-anticipated costs to open, close, relocate or remodel restaurants, a failure to execute innovative marketing tactics, a failure to develop and recruit effective leaders, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products and services, adverse weather conditions and natural disasters, volatility in the market value of derivatives, economic factors specific to the restaurant industry and general macroeconomic factors including interest rates, disruptions in the financial markets, risks of doing business with franchisees and vendors in foreign markets, failure to protect our intellectual property, impairment in the carrying value of our goodwill or other intangible assets, an inability or failure to manage the accelerated impact of social media and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Non-GAAP Information
The information in this press release includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as adjusted earnings per diluted share from continuing operations. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP measures are included in this release and can be found under the “Financial Information” section of the “Investors” section of the Company’s website (www.darden.com).

Fiscal Q4 Reported to Adjusted Earnings Reconciliation
	Q4 2014	Q4 2015	% Change
Diluted Net EPS from Continuing Operations	$0.36	$0.92	156%
Red Lobster-Related Shared Support Costs	0.04	0.00
Other Strategic Action Plan Costs	0.09	0.09
Asset Impairments and Other One-Time Costs	0.04	0.07
Adjusted Diluted Net EPS from Continuing Operations	$0.54	$1.08	100%
Remove the 53rd Week Impact from FY2015		-0.07
Adjusted Diluted Net EPS Excluding the 53rd Week	$0.54	$1.01	87%

Annual Reported to Adjusted Earnings Reconciliation
	Fiscal 2014	Fiscal 2015	% Change
Diluted Net EPS from Continuing Operations	$1.38	$1.51	9%
Red Lobster-Related Shared Support Costs	0.15	0.02
Other Strategic Action Plan Costs	0.13	0.35
Debt Breakage Costs	0.00	0.42
Asset Impairments and Other One-Time Costs	0.05	0.33
Adjusted Diluted Net EPS from Continuing Operations	$1.71	$2.63	54%
Remove the 53rd Week Impact from FY2015		-0.07
Adjusted Diluted Net EPS Excluding the 53rd Week	$1.71	$2.56	50%

DARDEN RESTAURANTS, INC.
NUMBER OF COMPANY-OWNED RESTAURANTS

5/31/15		5/25/14
840	Olive Garden USA	831
6	Olive Garden Canada	6
846	Total Olive Garden	837
480	LongHorn Steakhouse	464
54	The Capital Grille	54
16	Eddie V's	15
59	Yard House	52
43	Seasons 52	38
36	Bahama Breeze	37
—	Other	4
1,534	Darden Continuing Operations	1,501

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	5/31/2015	5/25/2014	5/31/2015	5/25/2014
Sales	$1,878.3	$1,650.1	$6,764.0	$6,285.6
Costs and expenses:
Food and beverage	566.9	505.5	2,085.1	1,892.2
Restaurant labor	584.9	525.6	2,135.6	2,017.6
Restaurant expenses	295.1	284.9	1,120.8	1,080.7
Marketing expenses	65.5	67.5	243.3	252.3
General and administrative expenses	119.5	105.4	430.2	413.1
Depreciation and amortization	80.9	78.3	319.3	304.4
Impairments and disposal of assets, net	15.0	13.4	62.1	16.4
Total operating costs and expenses	$1,727.8	$1,580.6	$6,396.4	$5,976.7
Operating income	150.5	69.5	367.6	308.9
Interest, net	24.0	35.6	192.3	134.3
Earnings before income taxes	126.5	33.9	175.3	174.6
Income taxes	8.4	(14.5)	(21.1)	(8.6)
Earnings from continuing operations	$118.1	$48.4	$196.4	$183.2
(Loss) earnings from discontinued operations, net of tax expense of $22.4, $9.8, $344.8 and $32.3, respectively	(12.8)	38.1	513.1	103.0
Net earnings	$105.3	$86.5	$709.5	$286.2
Basic net earnings per share:
Earnings from continuing operations	$0.94	$0.37	$1.54	$1.40
(Loss) earnings from discontinued operations	(0.11)	0.29	4.02	0.78
Net earnings	$0.83	$0.66	$5.56	$2.18
Diluted net earnings per share:
Earnings from continuing operations	$0.92	$0.36	$1.51	$1.38
(Loss) earnings from discontinued operations	(0.10)	0.29	3.96	0.77
Net earnings	$0.82	$0.65	$5.47	$2.15
Average number of common shares outstanding:
Basic	126.3	131.9	127.7	131.0
Diluted	128.4	133.8	129.7	133.2

DARDEN RESTAURANTS, INC.
CONSOLIDATED BALANCE SHEETS
(In millions)

	5/31/2015	5/25/2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$535.9	$98.3
Receivables, net	78.0	83.8
Inventories	163.9	196.8
Prepaid income taxes	18.9	10.9
Prepaid expenses and other current assets	69.4	71.7
Deferred income taxes	157.4	124.0
Assets held for sale	32.9	1,390.3
Total current assets	$1,056.4	$1,975.8
Land, buildings and equipment, net	3,215.8	3,381.0
Goodwill	872.4	872.5
Trademarks	574.6	574.6
Other assets	275.5	278.8
Total assets	$5,994.7	$7,082.7
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$198.8	$233.1
Short-term debt	—	207.6
Accrued payroll	141.1	125.7
Accrued income taxes	12.6	—
Other accrued taxes	51.5	64.5
Unearned revenues	328.6	299.7
Current portion of long-term debt	15.0	15.0
Other current liabilities	449.1	457.4
Liabilities associated with assets held for sale	—	215.5
Total current liabilities	$1,196.7	$1,618.5
Long-term debt, less current portion	1,452.3	2,463.4
Deferred income taxes	341.8	286.1
Deferred rent	225.9	206.2
Other liabilities	444.5	351.6
Total liabilities	$3,661.2	$4,925.8
Stockholders’ equity:
Common stock and surplus	$1,405.9	$1,302.2
Retained earnings	1,026.0	995.8
Treasury stock	(7.8)	(7.8)
Accumulated other comprehensive income (loss)	(86.6)	(128.1)
Unearned compensation	(4.0)	(5.2)
Total stockholders’ equity	$2,333.5	$2,156.9
Total liabilities and stockholders’ equity	$5,994.7	$7,082.7

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Twelve Months Ended
	5/31/2015	5/25/2014
Cash flows—operating activities
Net earnings	$709.5	$286.2
Earnings from discontinued operations, net of tax	(513.1)	(103.0)
Adjustments to reconcile net earnings from continuing operations to cash flows:
Depreciation and amortization	319.3	304.4
Stock-based compensation expense	53.7	38.7
Change in current assets and liabilities and other, net	304.9	29.1
Net cash provided by operating activities of continuing operations	$874.3	$555.4
Cash flows—investing activities
Purchases of land, buildings and equipment	(296.5)	(414.8)
Proceeds from disposal of land, buildings and equipment	67.9	4.4
Increase in other assets	(6.5)	(25.9)
Net cash used in investing activities of continuing operations	$(235.1)	$(436.3)
Cash flows—financing activities
Proceeds from issuance of common stock	159.7	58.1
Income tax benefits credited to equity	18.4	10.9
Dividends paid	(278.9)	(288.3)
Repurchases of common stock	(502.3)	(0.5)
ESOP note receivable repayment	1.2	0.9
(Repayments) proceeds from issuance of short-term debt, net	(207.6)	43.1
Repayment of long-term debt	(1,065.9)	—
Payment of debt issuance costs	—	(1.4)
Principal payments on capital leases	(2.2)	(2.0)
Proceeds from financing lease obligation	93.1	—
Net cash used in financing activities of continuing operations	$(1,784.5)	$(179.2)
Cash flows—discontinued operations
Net cash (used in) provided by operating activities of discontinued operations	(403.3)	214.7
Net cash used in investing activities of discontinued operations	1,986.2	(144.5)
Net cash provided by discontinued operations	$1,582.9	$70.2

Increase in cash and cash equivalents	437.6	10.1
Cash and cash equivalents - beginning of period	98.3	88.2
Cash and cash equivalents - end of period	$535.9	$98.3